UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Under Rule 14a-12

AMMO, Inc.

(Name of registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state hot it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AMMO, Inc.

7681 East Gray Road

Scottsdale, Arizona 85260

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on December 6, 2019

To our Shareholders:

You are cordially invited to attend the 2019 Annual Meeting of Shareholders of AMMO, Inc. (the “Company”) and any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at 5757 W. Custer Street Manitowoc, WI 54220 on Monday December 6, 2019 at 10:00 AM, Central Standard Time, for the following purposes:

1.	To elect five (5) directors to serve on the Company’s Board of Directors until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified.
2.	To approve on a non-binding, advisory basis the compensation of our named executive officers.
3.	To select on a non-binding, advisory basis the frequency of conducting future stockholder advisory votes on named executive officer compensation.
4.	To transact other business as may properly come before the meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE LISTED AND FOR PROPOSALS II AND III (INCLUDING FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS).

Shareholders of record at the close of Business on October 10, 2019 are entitled to notice of and are cordially invented to, attend this Annual Meeting, or any adjournments or postponements thereof. Whether or not you are able to attend the Annual Meeting, please assure the representation of your shares and vote your proxy via internet, telephone, or mail using the instructions detailed on the Proxy Card.

Each share of Common Stock owned on the Record Date is entitled to one vote. On the Record Date, there were 45,766,128 shares of the Company’s Common Stock outstanding. A quorum is required for to conduct the business of the Meeting. A quorum will be met if not less than 33.33% of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy at the meeting.

This notice, the attached proxy statement, and the Company’s Annual Report on Form 10-K for the fiscal year ending March 31, 2019 will be first transmitted to shareholders on or about November 7, 2019.

By order of the Board of Directors,

/s/ Fred. W. Wagenhals
Fred W. Wagenhals
Chairman and Chief Executive Officer

Scottsdale, Arizona

November 7, 2019

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” UNDER PROPOSALS II AND III (INCLUDING FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS). IF THIS PROXY IS NOT MARKED TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE IT WILL BE VOTED FOR ALL NOMINEES UNDER PROPOSAL I. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

ii

iii

AMMO, INC.

ANNUAL MEETING OF SHAREHOLDERS

to be held at 11:00 a.m. on Tuesday, November 19, 2019

at 5757 W. Custer Street Manitowoc, WI 54220

GENERAL INFORMATION

We are furnishing this Proxy Statement to shareholders (“Shareholders”) of record of AMMO, Inc. (“AMMO” or the “Company”) in connection with the solicitation of proxies for use at the 2019 Annual Meeting of Shareholders to be held at the 5757 W. Custer Street Manitowoc, WI 54220 on Monday December 6, 2019 at 10:00 AM, Central Standard Time, and at any adjournments or postponements thereof (the “Annual Meeting”).

questions and answers about these proxy materials

Why am I receiving these materials?

These materials have been made available to you by the Company in connection with its solicitation of proxies for use at the 2019 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at 10:00 a.m. Central Standard time on Friday, December , 2019, at 5757 W. Custer Street, Manitowoc, WI 54770, and or any adjournments or postponements thereof. These materials were first given or sent to shareholders on or about Thursday, November7, 2019. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this document, unless the context otherwise requires, all references to “AMMO”, “we”, “us”, “our,” or the “Company” are to AMMO, Inc., a Delaware corporation

What is included in these materials?

These materials include:

●	This Proxy Statement for the Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended March 31, 2019.

These materials also include the proxy card or voting instruction form for the Meeting if you requested printed versions of these materials by mail.

How can I get electronic access to the proxy materials?

The proxy materials will be available electronically at http://www.viewproxy.com/AMMO/2019. Additionally, the Proxy Card will provide you with instructions regarding how to view the Company’s proxy materials for the Meeting on the Internet.

Who can vote at the annual meeting of shareholders?

Shareholders who owned shares of our common stock, par value $0.001 per share (“Common Stock”), on October 10, 2019 (the “Record Date”) may attend and vote at the Meeting. There were 45,766,128 shares of Common Stock outstanding on the Record Date. Each holder of common stock of record of the Corporation shall be entitled at each meeting of stockholders to one (1) vote for each share of common stock standing in his, her or its name on the books of the Corporation. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership Of Certain Beneficial Owners And Management” on page 13 of this Proxy Statement.

What am I voting on?

You are being asked to vote:

1.	To elect Fred W. Wagenhals, Robert J. Goodmanson, Randy E. Luth, Russell William Wallace Jr., and Harry S. Markley, (the “Director Nominees”) as directors to serve on the Company’s Board of Directors until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified;
2.	To approve on a non-binding, advisory basis the compensation of our named executive officers.
3.	To select on a non-binding, advisory basis the frequency of conducting future shareholder advisory votes on named executive officer compensation.
4.	To transact other business as may properly come before the meeting or any adjournments or postponements thereof.

1

How does the Board recommend that I vote?

The Board of Directors recommends a vote:

1.	“FOR” each the election of Fred W. Wagenhals, Robert J. Goodmanson, Randy E. Luth, Russell William Wallace Jr., and Harry S. Markley as directors to serve on the Company’s Board of Directors until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified.
2.	“FOR” the approval on a non-binding, advisory basis of the compensation of our named executive officers.
3.	“FOR” a three year for the frequency of conducting future shareholder advisory votes on named executive officer compensation.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Some of our shareholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Action Stock Transfer Corporation (“Transfer Agent”), you are a “shareholder of record” who may vote at the Meeting, and we are sending these proxy materials available to you by mail. As the shareholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the shareholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

If I am a shareholder of record of the Company’s Common Stock, how do I vote?

There are four ways to vote:

1.	Via the Internet. You may vote by proxy via the Internet by following the instructions provided with the Proxy Card.

2.	Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Proxy Card

3.	In person. If you are a shareholder of record, you may vote in person at the Meeting. The Company will give you a ballot when you arrive.

4.	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out and signing the Proxy Card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are four ways to vote:

1.	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Proxy Card.

2.	Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Proxy Card.

3.	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you need to obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

4.	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

2

How do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of proxy materials:

●	By mail: You may obtain a paper copy of the proxy materials by writing to us at AMMO, Inc., 7681 East Gray Road, Scottsdale, Arizona 85260.

●	By telephone. You may obtain a paper copy of the proxy materials by calling 480-947-0001

●	Via the Internet: You may obtain a paper copy of the proxy materials by logging on to http://www.viewproxy.com/AMMO/2019.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the Transfer Agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

●	sending a written notice to the Company stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it before the polls close at the Meeting; or

●	attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

Your shares will not be voted unless you vote in person at the Meeting if your shares are held in your name and you do not sign and return your proxy card . If you hold your shares in the name of a broker, bank or other nominee, your nominee may decide how to vote your shares in its own discretion on certain routine matters, absent your instructions. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. A decision for each Director Nominee will need to be selected with respect to proposal 1 (election of directors). With respect to proposal 2 (non-binding advisory vote on executive compensation), you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. With respect to proposal 3 (frequency vote on how often to a hold non-binding advisory vote on executive compensation), you may vote to hold non-binding advisory vote on executive compensation every “three years,” “two years,” or “one year” or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Meeting.

Broker non-votes occur when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors, the non-binding advisory vote on executive compensation and the frequency vote on how often to hold a non-binding advisory vote on executive compensation are “non-routine.” In tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor is a “routine” matter. Therefore, a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to elect the Director Nominees as directors of the Company?

In the election of directors, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting shall be sufficient to elect each Director Nominee.

3

How many votes are required to approve the non-binding advisory vote on executive compensation?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock entitled to vote is required to approve on a non-binding advisory basis the compensation of our named executive officers. With respect to an abstention, the shares will be considered present and entitled to vote at the Meeting, but they will have no effect on the vote of this proposal.

How many votes are required to approve the frequency vote on how often to a hold non-binding advisory vote on executive compensation?

The frequency of conducting future shareholder advisory votes on named executive officer compensation (which will be either every year, every two years or every three years) will be determined by the frequency that receives the largest number of votes. With respect to an abstention, the shares will be considered present and entitled to vote at the Meeting, but they will have no effect on the vote of this proposal.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the Director Nominees, “FOR” the approval on a non-binding, advisory basis of the compensation of our named executive officers, “FOR” one year for the frequency of conducting future shareholder advisory votes on named executive officer compensation, and “FOR” each of the other proposals that may be put before the shareholders at the Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are maintained in a confidential manner and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and file a Current Report on Form 8-K announcing the voting results of the Meeting.

Who can help answer my questions?

You can contact John Flynn at 480-947-0001 or by sending a letter to Mr. Flynn at the offices of the Company at 7681 East Gray Road, Scottsdale, Arizona 85260 with any questions about proposals described in this Proxy Statement or how to execute your vote.

THE ANNUAL MEETING

This Proxy Statement is solicited to you, as a shareholder of AMMO, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on December 6, 2019, and any adjournment or postponement thereof. This Proxy Statement is first being transmitted to shareholders on or about November 7, 2019. This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

The Annual Meeting will be held on at 10:00 a.m. on Monday, December 6, 2019, at t5757 E. Customer Street, Manitowoc, WI 54770, or such other date, time and place to which the Meeting may be adjourned or postponed.

At the Annual Meeting, the Company will ask shareholders to consider and vote upon the following proposals:

1.	To elect five (5) directors to serve on the Company’s Board of Directors until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified.
2.	To approve on a non-binding, advisory basis the compensation of our named executive officers.

4

3.	To select on a non-binding, advisory basis the frequency of conducting future shareholder advisory votes on named executive officer compensation.
4.	To transact other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors recommends a vote “FOR” each Director Nominee listed. “FOR” the approval on a non-binding, advisory basis of the compensation of our named executive officers, “FOR” a three year for the frequency of conducting future shareholder advisory votes on named executive officer compensation, and “FOR” each of the other proposals that may be put before the shareholders at the Meeting.

The record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Annual Meeting is October 10, 2019. As of the Record Date, there were 45,766,128 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 45,766,128 votes may be cast at this Meeting.

Special Note: You must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date if your shares are held in the name of a broker, bank or other nominee. In addition, you will not be able to vote at the Meeting unless you obtain a legal proxy from the record holder of your shares.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

5

Revocability of Proxies

Proxies given by shareholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, shareholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation, as amended, or our Bylaws, as amended, provides for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares?

You can contact John Flynn at 480-947-0001 or by sending a letter to Mr. Flynn at the offices of the Company at 7681 East Gray Road, Scottsdale, Arizona 85260 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 7681 E. Gray Road, Scottsdale, AZ 85260. The Company’s telephone number at such address is (480) 947-0001.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” UNDER PROPOSALS II AND III (INCLUDING FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS). IF THIS PROXY IS NOT MARKED TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, IT WILL BE VOTED FOR ALL NOMINEES UNDER PROPOSAL I. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING TO BE HELD ON DECEMBER 6, 2019

This Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended March 31, 2019 available electronically at http://www.viewproxy.com/AMMO/2019.

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Robert J. Goodmanson, Randy Luth, Harry S. Markley, Russell W. Wallace Jr., and Dan O’Connor are independent directors, as “independence” is defined by the listing standards of the Nasdaq Stock Exchange, or Nasdaq, and by the Securities and Exchange Commission, or SEC, because they have no relationship with us that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. Fred Wagenhals is not “independent” as defined by the listing standards, as they are employed by us and serves as an employee director.

Board Committees

Our bylaws authorize our Board of Directors to appoint from among its members one or more committees consisting of one or more directors. On April 24, 2018, our Board of Directors established an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee, each consisting entirely of independent directors as “independence” is defined by the SEC.

Committee Charters, Corporate Governance Guidelines, and Codes of Conduct and Ethics

Our Board of Directors has adopted charters for the Audit, Compensation, and Nominations and Corporate Governance Committees describing the authority and responsibilities delegated to each committee by our Board of Directors. Our Board of Directors has also adopted Corporate Governance Guidelines, a Code of Conduct, and a Code of Ethics for the CEO and Senior Financial Officers. We post on our website, at www.ammo-inc.com, the charters of our Audit, Compensation, and Nominations and Corporate Governance Committees; our Corporate Governance Guidelines, Code of Conduct, and Code of Ethics for the CEO and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials specified by SEC regulations. These documents are also available in print to any shareholder requesting a copy in writing from our Secretary at the address of our executive offices.

6

The Audit Committee

The purpose of the Audit Committee includes overseeing the accounting and financial reporting processes of our company and audits of the financial statements of our company and providing assistance to our Board of Directors with respect to its oversight of the integrity of our company’s financial statements, our company’s compliance with legal and regulatory requirements, the independent registered public accountant’s qualifications and independence, and the performance of our company’s independent registered public accountant. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of our Board of Directors. The Audit Committee also selects the independent registered public accountant to conduct the annual audit of the financial statements of our company; reviews the proposed scope of such audit; approves the fees for services provided by the independent registered public accountant, reviews accounting and financial controls of our company with the independent registered public accountant and our financial accounting staff; and reviews and approves any transactions between us and our directors, officers, and their affiliates.

The Audit Committee currently consists of Robert J. Goodmanson and Randy Luth. Robert J. Goodmanson, whose background is detailed in the director biographies on the prior page, qualifies as the “audit committee financial expert” in accordance with applicable rules and regulations of the SEC. Mr. Goodmanson serves as Chair of the Audit Committee.

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors.

The Audit Committee has discussed with management and the independent auditor the Company’s annual audited financial statements for the year ended March 31, 2019. The Audit Committee has discussed with the KWCO P.C., the Company’s independent auditor, matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received written disclosures and letters from KWCO P.C. and has discussed their independence from management and the Company. Based upon the reviews and discussions, the Audit Committee recommended to the Board of Directors that the previously mentioned audit financial statements should be included in the Company’s Annual Report on Form-K for the fiscal year ended March 31, 2019 for filing with the SEC.

Audit Committee of AMMO, Inc.

Robert J. Goodmanson

Randy E. Luth

The Compensation Committee

The purpose of the Compensation Committee includes determining, or when appropriate, recommending to our Board of Directors for determination, the compensation of the Chief Executive Officer and other executive officers of our company and discharging the responsibilities of our Board of Directors relating to compensation programs of our company in light of the goals and objectives of our compensation program for that year. As part of its responsibilities, the Compensation Committee evaluates the performance of our Chief Executive Officer and, together with our Chief Executive Officer, assesses the performance of our other executive officers. The Compensation Committee is entitled to delegate its responsibilities to a subcommittee of the Compensation Committee, which complies with the applicable rules and regulations of the Nasdaq Stock Market, the SEC, and other regulatory bodies. From time to time, the Compensation Committee may retain the services of independent compensation consultants to review a wide variety of factors relevant to executive compensation, trends in executive compensation, and the identification of relevant peer companies. The Compensation Committee makes all determinations regarding the engagement, fees, and services of its compensation consultants, and its compensation consultants report directly to the Compensation Committee.

The Compensation Committee currently consists of Russell W. Wallace Jr. and Harry Markley.

The Nominations and Corporate Governance Committee

The purpose of the Nominations and Corporate Governance Committee includes the selection or recommendation to our Board of Directors of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of our Board of Directors, the oversight of the evaluations of our Board of Directors and management, and the development and recommendation to our Board of Directors of a set of corporate governance principles applicable to our company.

The Nominations and Corporate Governance Committee will consider persons recommended by shareholders for inclusion as nominees for election to our Board of Directors if the information required by our bylaws is submitted in writing in. timely manner addressed and delivered to our Secretary at the address of our executive offices. The Nominations and Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by shareholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors.

The Nomination and Corporate Governance Committee currently consists of Randy Luth and Harry Markley.

Executive Sessions

We regularly schedule executive sessions in which independent directors meet without the presences or participation of management. The chairs of various committees of our Board of Directors serve as the presiding director of such executive sessions on a rotating basis.

7

Risk Assessment of Compensation Policies and Practices

We have assessed the compensation policies and practices with respect to our employees, including our executive officers, and have concluded that they do not create risks that are reasonably likely to have a material adverse effect on our company.

Board’s Role in Risk Oversight

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

In its oversight role, our Board of Directors’ involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face, including operational, economic, financial, legal, regulatory, and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC and risks relating to various specific developments, such as acquisitions, debt and equity placements, and new service offerings.

Our board committees assist our Board of Directors in fulfilling its oversight role in certain areas of risk. Pursuant to its charter, the Audit Committee oversees the financial and reporting processes of our company and the audit of the financial statements of our company and provides assistance to our Board of Directors with respect to the oversight and integrity of the financial statements of our company, our company’s compliance with legal and regulatory requirements, the independent registered public accountant’s qualification and independence, and the performance of our independent registered public accountant. The Compensation Committee considers the risk of our compensation policies and practices and endeavors to assure that it is not reasonably likely that our compensation plans and policies would have a material adverse effect on our company. Our Nominations and Corporate Governance Committee oversees governance related risk, such as board independence, conflicts of interests, and management and succession planning.

Board Diversity

We seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board of Directors. We believe directors should have various qualifications, including individual character and integrity; business experience; leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our company. We also believe the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law. The assessment of prospective directors is made in the context of the perceived needs of our Board of Directors from time to time.

All of our directors have held high-level positions in business or professional service firms and have experience in dealing with complex issues. We believe that all of our directors are individuals of high character and integrity, are able to work well with others, and have committed to devote sufficient time to the business and affairs of our company. In addition to these attributes, the description of each director’s background set forth above indicates the specific qualifications, skills, perspectives, and experience necessary to conclude that each individual should continue to serve as a director of our company.

Board Leadership Structure

We believe that effective board leadership structure can depend on the experience, skills, and personal interaction between persons in leadership roles and the needs of our company at any point in time. Our Corporate Governance Guidelines support flexibility in the structure the Board by not requiring the separation of the roles of Chairman of the Board and Chief Executive Officer.

Our Board of Directors currently believes that it is in the best interests of our company to have our Chief Executive Officer also serve as the Chairman of the Board. We believe that our Chairman and Chief Executive Officer provides strong, clear, and unified leadership that is critical in our relationships with our shareholders, employees, customers, suppliers, and other stakeholders. The extensive knowledge of the Chief Executive Officer regarding our operations and industries and the markets in which we compete uniquely positions him to identify strategies and prioritize matters for board review and deliberation. Additionally, we believe the combined role of Chairman and Chief Executive Officer facilitates centralized board leadership in one person, so there is no ambiguity about accountability. The Chief Executive Officer serves as a bridge between management and the Board, ensuring that both groups act with a common purpose. This structure also eliminates conflict between two leaders and minimizes the possibility of two spokespersons sending difference messages.

8

The Board does not believe that combining the position creates significant risks, including any risk that the Chairman and Chief Executive Officer will have excessive or undue influence over the agenda or deliberations of the Board. We believe we have effective and active oversight by experienced independent directors and independent committee chairs, and the independent directors meet together in executive session at virtually every Board meeting.

The Chairman of the Board provides guidance to the Board; facilitates an appropriate schedule for Board meetings; sets the agenda for Board meetings; presides over meetings of the Board; and facilitates the quality, quantity, and timeliness of the flow of information from management that is necessary for the board to effectively and responsibly perform its duties.

The Chief Executive Officer is responsible for the day-to-day leadership of our company and setting our company’s strategic direction.

Director and Officer Hedging and Pledging

We have a policy prohibiting directors and officers from purchasing financial instruments (including prepaid forward contracts, equity swaps, collars, and exchange funds) designed to hedge or offset decreases in the market value of compensatory awards of our equity securities directly or indirectly held by them. Additionally, we have a policy prohibiting directors and officers from pledging of shares.

Stock Ownership Guidelines

Our Board of Directors believes that the alignment of directors’ interests with those of our shareholders is strengthened when board members are also shareholders. Therefore, our Board of Directors is adopting minimum stock ownership guidelines under which non-employee directors are expected to acquire shares of our Common Stock with a value, at least equal to the annual retainer paid for serving on the Board. Non-employee directors will be expected to satisfy at least the minimum guidelines beginning on the later of five years following (i) the date the guidelines were adopted or (ii) the date the individual becomes a non-employee director. This program is designed to ensure that directors acquire a meaningful ownership interest in our company during their tenure on the Board.

Clawback Policy

We have adopted a clawback policy. In the event we are required to prepare an accounting restatement of our financial results as a result of a material noncompliance by us with any financial reporting requirement under the federal securities laws, we will have the right to use reasonable efforts to recover from any current or former executive officers who received incentive compensation (whether cash or equity) from us during the three-year period preceding the date on which we were required to prepare the accounting restatement, any excess incentive compensation awarded as a result of the misstatement. This policy is administered by the Compensation Committee of our Board of Directors. The policy is effective for financial statements for periods beginning on or after April 1, 2018. Once final rules are adopted by the SEC regarding the clawback requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we will review this policy and make any amendments necessary to comply with the new rules.

Board and Committee Meetings

Our Board of Directors held two formal boarding meetings during the three months ended June 30, 2019. Our Board of Directors held four formal Board of Directors meetings and four formal Audit Committee meetings, and no other formal Committee Meetings during the year ended March 31, 2019. Our Board of Directors held no formal Committee or regular Board of Directors meetings during the three months ended March 31, 2018. Our Board of Directors held one meeting during the year ended December 31, 2017.

For the year ended March 31, 2019, All of our Directors attended at least 75% of all meetings of the Board of Directors and Committees for which they serve on.

Annual Meeting Attendance

We encourage each of our directors to attend annual meetings of shareholders. To that end, and to the extent reasonably practicable, we will schedule a meeting of our Board of Directors on the same day as our annual meeting of shareholders.

Communications with Directors

Shareholders and other interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to the Board of Directors of our company in care of any specified individual director or directors at the address of our executive offices. Any such letters are sent to the indicated directors.

Term of Office

Each director serves until the next annual meeting of the shareholders or their earlier resignation or removal. The Board of Directors elects officers whose terms of office are at the discretion of the Board of Directors. Each director serves until a successor is elected and qualified.

9

Family Relationship

There are no family relationships between any of our directors or executive officers.

Related Party Transaction Approval Policy

While the Company does not current have a written policy regarding approval of transactions between the Company and a related party, our Board of Directors, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations. Generally, management would present to the Board of Directors for approval at the next regularly scheduled Board of Directors meeting any related party transactions proposed to be entered into by us. The Board of Directors may approve the transaction if it is deemed to be in the best interests of our Shareholders and the Company.

Section 16(A) of The Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10 percent of a registered class of our company’s equity securities to file reports of ownership and changes in ownership with the SEC. Directors, officers, and greater than 10 percent shareholders are required by SEC regulations to furnish our company with copies of all Section 16(a) forms they file.

During the past fiscal year, no reports pursuant to Section 16 of the Exchange Act were filed by any of the directors, officers, or beneficial owners of more than 10% of our Common Stock. No Form 3 filings were made by any of such persons. We are in the process of assisting such persons with identifying and making all required filings.

Members of the Board of Directors

The table below lists the current directors of our company. All executive officers serve at the discretion of the Board of Directors. The term of office of each of our directors expire at our next annual meeting of shareholders or until their successors are duly elected and qualified.

Name	Age	Position
Fred W. Wagenhals	78	Chairman of the Board, Chief Executive Officer, and President
Robert J. Goodmanson	64	Director
Randy E. Luth	65	Director
Harry S. Markley	57	Director
Russell William Wallace, Jr.	63	Director
Daniel P. O’Connor	63	Director

Fred Wagenhals has been the Chairman of the Board, President, and Chief Executive Officer of our company since December 2016. Mr. Wagenhals was a private investor from August 2005 until December 2016. Mr. Wagenhals served as Chairman, President, and Chief Executive Officer of Action Performance Companies, Inc., a Nasdaq-listed marketer and distributor of licensed motorsports merchandise, from November 1993; Chairman of the Board and Chief Executive Officer from May 1992 until September 1993; and President from July 1993 until September 1993. Action-Performance Companies, Inc. was sold in August 2005 to International Speedway Corp. and Speedway Motorsports. Mr. Wagenhals is a member of the Die-Cast hall of Fame; was named an Entrepreneur of the Year for the Retail/Wholesale category by the Center for Entrepreneurial leadership Inc.; and received the Anheuser-Bush Entrepreneur in Residence Award at the University of Arizona College of Business and Public Administration.

Robert J. Goodmanson has been a Director of our company since May 2019. Mr. Goodmanson has more than 30 years’ experience in the investment industry. He is currently employed at Tealwood Asset Management, a fully Registered Investment Advisor in Minneapolis. He founded and was CEO of Maxwell Simon, Inc. a FINRA registered full service Broker-Dealer and a licensed registered Investment Advisory firm. Maxwell Simon’s focus was on institutional fixed income, advisory, private and public equity transactions. Prior, Rob held senior positions at Tucker Anthony and Robert W Baird where he was a Divisional Director. For three years he served on the FINRA Board of Governors for District 4 in Kanas City.

10

Randy Luth has been a director of our company since November 2017. Mr. Luth founded and has served as the president of Luth-AR-LLC, a producer of products for the AR-15 Market, since 2013. Mr. Luth was the Chief Executive Officer of DPMS Panther Arms, a producer of AR-15 firearms and firearm components, from 1986 until its sale in December 2007 to the Freedom Group.

Harry S. Markley has been a director of our company since March 2018. Mr. Markley served with the Phoenix Police Department for more than 30 years, most recently as Assistant Chief of the Patrol Division from 2013 through 2017 and Commander of the Family Investigations Bureau from 2002 to 2013. Mr. Markley currently serves as the Law Enforcement Senior Advisor for the United States of America Department of Commerce.

Russell William “Rusty” Wallace, Jr. has been a director of our company since June 2017. Mr. Wallace is the principal shareholder of the Rusty Wallace Automotive Group, a group of eight automotive dealerships located in Eastern Tennessee, and owns Rusty Wallace Racing, which has fielded entrees in the NASCAR Cup Series. Mr. Wallace competed in NASCAR races for more than 16 years and had 55 victories prior to his retirement in 2005. Mr. Wallace serves as an analyst for ABC and ESPN. He is a member of the NASCAR Hall of Fame, the International Motorsports, Hall of Fame, the Motorsports Press Association Hall of Fame, and the Motorsports Hall of Fame of America.

Daniel P. O’Connor has been a director of our company since October 2018. Mr. O’Connor has been the Chief Financial Officer of ARS Recycling Systems, LLC, a capital equipment manufacturer, and has also been a Board Member and the Audit Committee Chairman for America’s Rehab Campuses. Mr. O’Connor was a Partner of Finance & Operations at TechCXO, LLC, an executive consulting and advisory firm from 2016 to 2018; Business Strategy & Analytics Associate Partner of IBM Global Business Services from 2013 to 2015; Finance & Accounting Transformation Practice Head for Wipro Consulting Services of Wipro Technologies from 2012 to 2013; Senior Vice President of Finance & Accounting Sales of WNS Global Services from 2010 to 2012; Principal of Business Process Outsourcing Solutions at Tata Consultancy Services from 2008 to 2010. Mr. O’Connor served as Chief Financial Officer of Accenture Profit Recovery Analytics at Accenture, LLP from 2006 to 2008; Chief Financial Officer and Chief Operating Officer of Advantum, Inc., a business processing outsourcing and consulting firm, from 1999 to 2006; Chief Financial Officer of Taylor Companies, an integrated furniture manufacturer from 1986 to 1999. Prior to joining Taylor Companies, Mr. O’Connor held several positions with KMPG through 1986, most recently as a Senior Manager of Tax and M&A Advisory.

Director Compensation

The following table sets forth, for the year ended March 31, 2019, information with respect to compensation for services in all capacities to us and our subsidiaries earned by our directors who served during the year ended March 31, 2019, except for Fred Wagenhals, our Chairman and Chief Executive Officer, whose compensation is descripted in the Executive Compensation section below.

Name and Principal Position	Fees Earned or Paid In Cash (1)	Stock Awards (2)	Option Awards (2)	Nonequity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation (3)	Total
Robert J. Goodmanson (4)	$0	$0	$0	$0	$0	$0	$0
Russell William Wallace Jr.	$0	$69,500	$0	$0	$0	$0	$69,500
Randy Luth	$0	$69,500	$0	$0	$0	$0	$69,500
Harry Markley	$0	$69,500	$0	$0	$0	$0	$69,500
Dan O’Connor	$0	$52,100	$0	$0	$0	$0	$52,100
Tom Jagemann (5)	$0	$0	$0	$0	$0	$0	$0
Kathy Hanrahan (6)	$0	$213,875	$0	$0	$0	$0	$213,875
Chris Besing (7)	$0	$50,000	$0	$0	$0	$0	$50,000

(1) The amounts in this column reflect the amounts earned during the fiscal year, whether or not actually paid during such year.

(2) The amounts in this column reflect the aggregate grant date fair value of options awards granted to our directors during the transition period or fiscal year, as applicable, calculated in accordance with FASB ASC Topic 718. Stock Compensation. The valuation assumptions used in determining such amounts are described in the footnotes to our audited consolidated financial statements included in our Transition Report on Form 10-K for the transition period ended December 31, 2017. The amounts reported in this column reflect our accounting expense for these awards and do not correspond to the actual economic value that may be received by our named executive officers from their option awards.

(3) The named executive officers participate in certain group life, health, disability insurance, and medical reimbursement plans not disclosed in the Summary Compensation Table that are generally available to salaried employees and do not discriminate in scope, terms, and operation.

11

(4) Mr. Goodmanson was appointed as a member of the Board of Directors in through an action by written consent of shareholders on May 23, 2019.

(5) Mr. Jagemann resigned as a member of the Board of Directors on September 19, 2019.

(6) Ms. Hanrahan was removed as a member of the Board of Directors in through an action by written consent of shareholders on May 23, 2019.

(7) Mr. Besing resigned as a member of the Board of Directors on October 26, 2019.

We do not currently pay cash compensation for services of our directors. Instead we make an annual grant to each director of 40,000 shares of our Common Stock. We reimburse all officers and directors for reasonable and necessary expenses incurred in their capacities as such.

EXECUTIVE COMPENSATION

The following table sets forth, for the year ended March 31, 2019, for the three months ended March 31, 2018 and the year ended December 31, 2017, information with respect to compensation for services in all capacities to us and our subsidiaries earned by our principal executive officer, our principal financial officer, and our other executive officers who were serving as executive officers on March 31, 2019. We refer to these executive officers as our “named executive officers.”

Name and Principal Position	Year Ended	Salary (1)	Bonus (1)	Stock Awards (2)	Option Awards (2)	Nonequity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation (3)	Total
Fred W. Wagenhals	3/31/2019	$120,000	$0	$156,375	$0	$0	$0	$0	$276,375
President, Chief Executive	3/31/2018	$30,000	$0	$16,500	$0	$0	$0	$0	$46,500
Officer, and Director	12/31/2017	$140,000	$0	$16,500	$0	$0	$0	$0	$156,500

Steve Hilko (4)	3/31/2019	$120,000	$0	$0	$0	$0	$0	$0	$120,000
Chief Operating	3/31/2018	$30,000	$0	$0	$0	$0	$0	$0	$30,000
Officer	12/31/2017	$108,350	$0	$0	$0	$0	$0	$0	$108,350

Robert D. Wiley (5)	3/31/2019	$77,917	$0	$76,395	$0	$0	$0	$0	$154,312
Chief Financial	3/31/2018	-	-	-	-	-	-	-	-
Officer	12/31/2017	-	-	-	-	-	-	-	-

(1) The amounts in this column reflect the amounts earned during the fiscal year, whether or not actually paid during such year.

(2) The amounts in this column reflect the aggregate grant date fair value of options awards granted to our named executive officers during the transition period or fiscal year, as applicable, calculated in accordance with FASB ASC Topic 718. Stock Compensation. The valuation assumptions used in determining such amounts are described in the footnotes to our audited consolidated financial statements included in our Transition Report on Form 10-K for the transition period ended December 31, 2017. The amounts reported in this column reflect our accounting expense for these awards and do not correspond to the actual economic value that may be received by our named executive officers from their option awards.

(3) The named executive officers participate in certain group life, health, disability insurance, and medical reimbursement plans not disclosed in the Summary Compensation Table that are generally available to salaried employees and do not discriminate in scope, terms, and operation.

(4) Mr. Hilko assumed his position in March 2017.

(5) Mr. Wiley assumed his position in January 2019.

12

Employment Agreements

In October of 2016, the Company entered into an employment agreement with Fred W. Wagenhals for his services as Chief Executive Officer of the Company for a term of three years with the option to extend the agreement for up to three years. Pursuant to the employment agreement, Mr. Wagenhals is to receive an annual salary of $120,000. Additionally, Mr. Wagenhals is to receive an equity grant of 50,000 shares of restricted common stock per year. In January of 2019, a $100,000 value was assigned to Mr. Wagenhals annual stock grant.

In October of 2016, the Company entered into an employment agreement with Steve Hilko for his services as Chief Operating Officer of the Company for a term of three years with the option to extend the agreement for up to three years. Pursuant to the employment agreement, Mr. Hilko is to receive an annual salary of $120,000.

In May of 2018, the Company entered into an employment agreement with Robert D. Wiley for a term of three years with the option to extend the agreement for up to three years. Pursuant to the employment agreement, Mr. Wiley is to receive a salary of $85,000, to be adjusted annually, and an equity grant of 100,000 shares of restricted common stock that vests at the rate of 33,333 shares annually for initial three years. The $250,000 compensation value, valued on the grant date of May 1, 2018, is being recognized on a straight-line basis over the initial three-year period covered by the agreement.

Outstanding Equity Awards at Fiscal Year-end

As of March 31, 2019, March 31, 2018 and December 31, 2017, there were no outstanding stock options or restricted stock units. During the years December 31, 2017, the three months ended March 31, 2018, and the year ended March 31, 2019, we did not grant any restricted stock units or stock options but granted restricted stock to directors, officers, and others who provided services to our company.

Related Party Transactions

On December 16, 2016, we and Mansfield LLC, a company owned by our CEO, Fred Wagenhals, or Mansfield, as an affiliated party, entered into a note purchase and sale agreement to purchase a promissory note held by Mansfield, and payable by ATAC. We purchased the promissory note for $1,035,000. The Managing Member of Mansfield, Tod Wagenhals, is related to our CEO. The $1,035,000 was payable on or before the closing date of the note purchase and sale agreement. As of December 31, 2017, the note had been paid in full.

On March 17, 2017, we purchased for 17,285,800 shares of our Common Stock all of the outstanding shares of Common Stock of a private company, which was primarily owned by our Chairman of the Board, and Chief Executive Officer and which engaged in the ammunition business upon which our business is based.

Additional offices are located in Scottsdale, Arizona where we lease approximately 5,000 square feet under a month-to-month triple net lease for $3,800 per month. Our Chief Executive Officer owns the building in which our executive offices are leased.

In connection with the acquisition of the casing division of Jagemann Stamping Company, a $10,400,000 promissory note was executed and is described in Note 10. The promissory note, under which $500,000 was paid on March 25, 2019 using funds raised for the acquisition, had a remaining balance at March 31, 2019 of $9,900,000. On April 30, 2019, the original due date of the note was subsequently extended to April 1, 2020. The note bears interest per annum at approximately 4.6% payable in arrears monthly until October 1, 2019 when the interest rate increases to 9% per annum payable monthly until principal and accrued interest are paid in full. In May of 2019, the Company paid $1,500,000 on the balance of the note. As of June 30, 2019 and March 31, 2019, we accrued interest of $127,036 and $22,196, respectively, related to the note. The note is secured by all the equipment purchased from Jagemann Stamping Company and was valued at $18,869,541 in the accompanying financial statements. Tom Jagemann, CEO and significant owner of Jagemann Stamping Company was previously a member of the Board of Directors and resigned on September 19, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of October 10, 2019, there are a total of 45,766,128 shares of our Common Stock outstanding, our only class of voting securities currently outstanding. The following table describes the ownership of our voting securities by: (i) each of our officers and directors; (ii) all of our officers and directors as a group; and (iii) each shareholder known to us to own beneficially more than 5% of our common stock. All ownership is direct, unless otherwise stated. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o AMMO, Inc., 7681 E. Gray Rd., Scottsdale, Arizona 85260.

13

	Shares Beneficially Owned Prior to the Offering
Name of Beneficial Owner	Number	Percent
Executive Officers and Directors:
Fred W. Wagenhals (1)	7,601,700	16.61%
Robert D. Wiley	-	0.00%
Steve Hilko	250,000	0.55%
Robert J. Goodmanson	20,000	0.04%
Randy Luth	395,000	0.86%
Harry S. Markley	60,000	0.13%
Russell William Wallace, Jr.	380,000	0.83%
Daniel P. O’Connor	65,000	0.14%

All executive officers and directors as a group (eight people)	8,771,700	19.16%
Beneficial Shareholders greater than 5%:
Jagemann Stamping Company 5757 West Custer Street, Manitowoc, WI 54220	4,750,000	10.38%

(1)	Officer and director

PROPOSAL I

ELECTION OF DIRECTORS

Our directors are elected by the Shareholders at each annual shareholder meeting and shall hold office until the next annual meeting of stockholders and until his/her successor shall have been duly elected and qualified, unless he or she resigns or is removed earlier.

The Director Nominees are:

Name	Age	Current Position
Fred W. Wagenhals	78	Chairman of the Board, Chief Executive Officer, and President
Robert J. Goodmanson	64	Director
Randy E. Luth	65	Director
Harry S. Markley	57	Director
Russell William Wallace, Jr.	63	Director

The information set for below details the Director Nominees business experience and qualifications that led to the nomination by the Nominations and Corporate Governance Committee and approval by the Board of Directors for recommendation of each individual for election:

Fred Wagenhals is the Chairman of the Board, President, and Chief Executive Officer of the Company. Mr. Wagenhals was a private investor from August 2005 until December 2016. Mr. Wagenhals served as Chairman, President, and Chief Executive Officer of Action Performance Companies, Inc., a Nasdaq-listed marketer and distributor of licensed motorsports merchandise, from November 1993; Chairman of the Board and Chief Executive Officer from May 1992 until September 1993; and President from July 1993 until September 1993. Action-Performance Companies, Inc. was sold in August 2005 to International Speedway Corp. and Speedway Motorsports. Mr. Wagenhals is a member of the Die-Cast hall of Fame; was named an Entrepreneur of the Year for the Retail/Wholesale category by the Center for Entrepreneurial leadership Inc.; and received the Anheuser-Bush Entrepreneur in Residence Award at the University of Arizona College of Business and Public Administration. Mr. Wagenhals business acumen and experience qualifies him to serve as a director.

Robert J. Goodmanson is a non-executive Director of the Company. Mr. Goodmanson has more than 30 years’ experience in the investment industry. He is currently employed at Tealwood Asset Management, a fully Registered Investment Advisor in Minneapolis. He founded and was CEO of Maxwell Simon, Inc. a FINRA registered full service Broker-Dealer and a licensed registered Investment Advisory firm. Maxwell Simon’s focus was on institutional fixed income, advisory, private and public equity transactions. Prior, Rob held senior positions at Tucker Anthony and Robert W Baird where he was a Divisional Director. For three years he served on the FINRA Board of Governors for District 4 in Kanas City. Mr. Goodmanson’s business and financial experience qualifies him to serve as a director.

14

Randy E. Luth is a non-executive Director of the Company. Mr. Luth founded and has served as the president of Luth-AR-LLC, a producer of products for the AR-15 Market, since 2013. Mr. Luth was the Chief Executive Officer of DPMS Panther Arms, a producer of AR-15 firearms and firearm components, from 1986 until its sale in December 2007 to the Freedom Group. Mr. Luth’s business and industry experience qualifies him to serve as a director of the Company.

Russell William “Rusty” Wallace, Jr. is a non-executive Director of the Company. Mr. Wallace is the principal shareholder of the Rusty Wallace Automotive Group, a group of eight automotive dealerships located in Eastern Tennessee, and owns Rusty Wallace Racing, which has fielded entrees in the NASCAR Cup Series. Mr. Wallace competed in NASCAR races for more than 16 years and had 55 victories prior to his retirement in 2005. Mr. Wallace serves as an analyst for ABC and ESPN. He is a member of the NASCAR Hall of Fame, the International Motorsports, Hall of Fame, the Motorsports Press Association Hall of Fame, and the Motorsports Hall of Fame of America. Mr. Wallace’s business experience qualifies him to serve as a director of the Company.

Harry S. Markley is a non-executive Director of the Company. Mr. Markley served with the Phoenix Police Department for more than 30 years, most recently as Assistant Chief of the Patrol Division from 2013 through 2017 and Commander of the Family Investigations Bureau from 2002 to 2013. Mr. Markley currently serves as the Law Enforcement Senior Advisor for the United States of America Department of Commerce. Mr. Markley’s law enforcement and business experience qualify him to serve as a director.

In addition to the above information, we believe that each of the Director Nominees are highly qualified to serve as a member of our Board of Directors due to their previous experience and work on our Board of Directors.

If, for any reason, any Director Nominee becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Vote Required

In the election of directors, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting shall be sufficient to elect each Director Nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE LISTED.

PROPOSAL II

APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, as added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), this proposal, commonly known as the “Say on Pay” advisory vote, gives our Shareholders the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable rules of the SEC.

Our compensation philosophies seek to attract, motivate, and retain high-quality executives and align their interests with those of our Shareholders. We compensate our named executive offices in accordance with employment agreements and strategies that aim to motivate our named executive officers to expand their maximum efforts in the creation of shareholder value.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophies, policies and practices described in this Proxy Statement. Accordingly, we ask that our Shareholders indicate their support of the compensation of the name executive officers by voting “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that Shareholders of AMMO, Inc. approve on a non-binding, advisory basis the compensation of our named executive officers as disclosed in compensation tables and disclosures of the Company’s Proxy Statement for the Annual Meeting of Shareholders”

This say-on-pay vote is advisory, and therefore, is not binding on the Company, our Compensation Committee or our Board of Directors. Our Board and our Compensation Committee value the opinions of our Shareholders, and will take into account the outcome of this vote when considering future compensation changes to our named executive officers.

Vote Required

The vote of the Shareholders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting shall be sufficient for the approval on a non-binding, advisory basis of the compensation of named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPOVAL ON ADVISORY BASIS the COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

15

PROPOSAL III

APPROVAL OF AN ADVISORY, NON-BINDING VOTE ON THE FREQUENCY OF

FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange act and Section 951 of the Dodd-Frank Act, once every six years our Shareholders may vote to indicate the frequency, in a non-binding advisory vote, of whether the occurrence of future shareholder non-binder advisory say-on-pay votes on executive compensation is to take place every one, two, or three years.

After careful consideration, the Board of Directors recommends that a frequency of “three years” for the advisory vote on “say-on-pay”. This recommended frequency provides shareholders the opportunity to review our compensation philosophies over a longer time frame than a vote every year or every two years.

The Company believes that conducting a “say-on-pay” vote every three years will allow us to carefully monitor the results of the most recent vote and allow us appropriate time implement changes to our compensation based on Shareholder votes. Accordingly, the longer time frame will allow shareholders to evaluate the effects of any changes made to compensation philosophies, especially compensation goals related to long-term motivation.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes submitted for this resolution will be determined to be the preferred frequency with which the Company is to hold a Shareholder vote to approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement.”

Although this advisory vote on the frequency of the “say-on-pay” vote is non-binding, the Board of Directors will take into account the results of the vote when determining the frequency of future “say-on-pay” votes. However, the Board of Directors may determine that more or less frequent votes for “say-on-pay” are in the best interest of the Shareholders and the Company rather than the option approved by our Shareholders.

Vote Required

Generally, the vote of the Shareholders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting shall be sufficient for approval of a proposal presented to Shareholders. However, because this vote is advisory and non-binding, the recommended frequency on holding future shareholder advisory votes will be determined by the frequency that receives the most votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPOVAL ON ADVISORY BASIS the OPTION “Three Years” for holding a future advisory vote on executive compensation.

OTHER INFORMATION

Proxy Solicitation

The cost of this proxy solicitation will be borne by the Company. We may request banks. brokers, fiduciaries, custodians, and certain other Record Holders to send proxies, proxy statements and other materials to their principals at our expense. Such banks, brokers, fiduciaries, custodians and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation .In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone.

16

Other Business

The Board of Directors is no aware of any other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy as the Board of Directors directs.

Proposals for 2020 Annual Meeting of Shareholders

Proposals to be considered for inclusion in our proxy statement and form of proxy the 2020 Annual Meeting of Shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 7681 East Gray Road, Scottsdale, AZ 85260 no later than July 20, 2020.

Shareholders may present proposals intended for inclusion in our proxy statement for our 2020 Annual Meeting of Shareholders provided that such proposals are received by the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC rules and regulations, and the Company’s Bylaws. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2020 Proxy Statement.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended March 31, 2019. Such Report includes the Company’s audited financial statements for the 2019 fiscal year and certain other financial information, which is incorporated by reference herein. We are subject to certain informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Shareholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact John Flynn, at 7681 East Gray Road, Scottsdale, AZ 85260.

17

PROXY

AMMO, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD 5757 W. CUSTER STREET MANITOWOC, WI 54220

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby constitutes and appoints Fred W. Wagenhals, Robert J. Goodmanson, Randy E. Luth, Russell William Wallace, Jr. and Harry S. Markley (the "Proxies") and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Annual Meeting") of AMMO, Inc. (the "Company") in such manner as they, or any of them, may determine on any matters which may properly come before the Annual Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at 5757 W. Custer Street Manitowoc, WI 54220 on December 6, 2019 at 10:00 AM Central Standard Time, and at any and all Adjournments thereof. The undersigned hereby revokes any proxies previously given.

(Continued and to be signed on the reverse side)

▲PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲

The Proxy Statement and our March 31, 2019 Annual Report to Shareholders are available at: http://www.viewproxy.com/AMMO/2019

Please mark your votes like this ☒

Proposal I – To elect Fred W. Wagenhals, Robert J. Goodmanson, Randy E. Luth, Russell William Wallace, Jr., Harry S. Markley to the Board of Directors of AMMO, Inc. until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified.

1. Fred W. Wagenhals	☐ FOR	☐ AGAINST	☐ ABSTAIN
2. Robert J. Goodmanson	☐ FOR	☐ AGAINST	☐ ABSTAIN
3. Randy E. Luth	☐ FOR	☐ AGAINST	☐ ABSTAIN
4. Russell William Wallace, Jr.	☐ FOR	☐ AGAINST	☐ ABSTAIN
5. Harry S. Markley	☐ FOR	☐ AGAINST	☐ ABSTAIN

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ 3 YEARS ☐ 2 YEARS ☐ 1 YEAR ☐ ABSTAIN

WILL ATTEND THE MEETING ☐

Date ____________________

Signature ____________________

Signature ____________________

Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.

CONTROL NUMBER

▲PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲

As a shareholder of AMMO, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on December 5, 2019.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALVote.com/POWW

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 866-804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.